Exhibit 99.1

Mohegan Gaming & Entertainment

Statement on Temporary Closure of North American Properties

Mohegan Gaming & Entertainment (MGE) announced its decision to temporarily suspend operations at its North American properties until further notice consistent with directives from various government bodies:

Mohegan Sun, Connecticut

Operations temporarily suspended on Tuesday, March 17, 2020.

Mohegan Sun Pocono, Pennsylvania

Operations temporarily suspended on Tuesday, March 17, 2020.

ilani, Washington

Operations temporarily suspended on Tuesday, March 17, 2020.

Resorts Casino Hotel, New Jersey

Operations temporarily suspended on Monday, March 16, 2020.

Fallsview Casino and Casino Niagara, Canada

Operations temporarily suspended on Monday, March 16, 2020.

Paragon Casino Resort, Louisiana

Operations temporarily suspended on Tuesday, March 17, 2020.